STATEMENT OF OPERATIONS (USD $)	12 Months Ended
Mar. 31, 2012
Formation and operating costs	$ 27,124
Net loss applicable to ordinary shareholders	$ (27,124)
Weighted average number of ordinary shares outstanding Basic and diluted (in shares)	1,437,500
Net loss per ordinary share - Basic and diluted (in dollars per share)	$ (0.02)